UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2017

The ExOne Company

(Exact name of registrant as specified in its charter)

Delaware	001-35806	46-1684608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 Industry Boulevard
North Huntingdon, Pennsylvania	15642
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 863-9663

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 17, 2017, The ExOne Company, a Delaware corporation (the “Company”), held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) in North Huntingdon, Pennsylvania. A total of 13,484,399 of the Company’s shares of Common Stock were present or represented by proxy at the Annual Meeting, representing approximately 83.53% of the Company’s shares of Common Stock that were outstanding and entitled to vote at the Annual Meeting.

The final results of the matters voted on at the Annual Meeting are provided below.

Proposal 1: The following individuals were elected as directors to hold office for a one-year term expiring at the 2018 Annual Meeting of Stockholders.

Director Name	For	Against	Abstained*	Broker Non-Votes*	Percentage of Votes Cast in Favor of Total Votes Cast
S. Kent Rockwell	7,326,527	165,130	22,510	5,970,172	97.80%
John Irvin	7,328,782	162,132	23,313	5,970,172	97.84%
Raymond J. Kilmer	7,427,258	62,135	24,834	5,970,172	99.17%
Gregory F. Pashke	6,846,562	643,264	24,401	5,970,172	91.41%
Lloyd A. Semple	7,327,067	163,104	24,056	5,970,172	97.82%
William F. Strome	6,727,081	763,797	23,349	5,970,172	89.80%
Bonnie K. Wachtel	6,934,957	551,423	27,847	5,970,172	92.63%

*	Abstentions and broker non-votes are not counted in determining the number of votes with respect to Proposal 1 and, therefore, did not affect the outcome of the voting on Proposal 1.

Proposal 2: Schneider Downs & Co., Inc. was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

For: 12,718,769
Against: 640,078
Abstained**: 125,552
Broker Non-Votes**: 0
Percentage of Votes Cast in Favor of Total Shares Represented at Meeting: 94.32%

**	Abstentions are counted towards the vote total for Proposal 2 and have the same effect as “Against” votes. Because broker non-votes are not deemed to be votes entitled to be cast, they did not affect the outcome of the voting on Proposal 2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EXONE COMPANY

By:	/s/ Brian W. Smith
Brian W. Smith
Chief Financial Officer

Dated: May 18, 2017